UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2018

LEGG MASON

SMALL-CAP QUALITY VALUE ETF

SQLV

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Small-Cap Quality Value ETF for the twelve-month reporting period ended July 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

II	Legg Mason Small-Cap Quality Value ETF

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended July 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.8% and 2.3%, respectively. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s second reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.2%. The acceleration in GDP growth in the second quarter of 2018 reflected positive contributions from personal consumption expenditures (“PCE”), exports, federal government spending and state and local government spending, along with a smaller decrease in residential fixed investment. These were partly offset by a downturn in private inventory investment and a deceleration in nonresidential fixed investment. Imports decreased after increasing in the first quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on July 31, 2018, the unemployment rate was 3.9%, versus 4.4% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In July 2018, 22.7% of Americans looking for a job had been out of work for more than six months, versus 24.7% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program....” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Legg Mason Small-Cap Quality Value ETF	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Legg Mason Small-Cap Quality Value ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. The Legg Mason Small-Cap Quality Value ETF (the “Fund”) seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s subadviser. Royce is affiliated with both Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and the Fund. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index.

The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depository receipts and global depository receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded.

The Fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which Royce believes will help the Fund track its Underlying Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Absolute and relative performance for the Fund was strong during the twelve-month reporting period ended July 31, 2018.

In 2017’s final quarter, the U.S. markets extended the performance pattern that characterized the first three quarters of the year: Small-cap growth beat value, large-cap beat small-cap and international small-caps beat their U.S. counterparts.

The Russell 2000 Value Indexi was up 2.05% in the fourth quarter of 2017 and 7.84% for the year in 2017, versus respective gains of 4.59% and 22.17% for the Russell 2000 Growth Indexii. The Russell 2000 Indexiii rose 3.34% in the fourth quarter of 2017 and 14.65% for the calendar year while the Russell 1000 Indexiv gained 6.59% in the fourth quarter of 2017 and 21.69% in 2017.

The strength of growth investing throughout the U.S. stock market was something of a surprise to us. Much of the relative strength for the Russell 2000 Growth Index came from its heavy weighting in 2017’s leading sector, the Health Care sector, and a

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	1

Fund overview (cont’d)

comparatively light weighting in the laggard Financials, Real Estate and Energy sectors. After a surge of post-election optimism in 2016, banks were a notable disappointment in 2017 as slowing loan growth and a flattening yield curve each took their toll.

While the first quarter of 2018 ended with equity markets essentially flat, there was plenty of significant movement, as the sudden reappearance of increased volatility created several wild days — forty-one days featured triple-digit moves up or down in the Dow Jones Industrial Averagev compared to fifty-eight days during all of 2017. Additionally, the Russell 2000 Index moved 1% or more in 33% of its trading days during the quarter compared to 18% in all of 2017.

Much of the volatility was driven by tariff and trade war talk between the U.S. and China, which sent global share prices plummeting (and bonds rising) during March 2018. The possibility that major players in social media might soon be facing greater regulation also shook investors’ confidence.

From our perspective as small-cap specialists, the return of volatility was another component of the normalizing environment that’s been slowly developing over the last couple of years.

Although it finished on a wild and bearish note, the second quarter of 2018 was both markedly more bullish and less volatile than the first quarter of 2018. The quarter also saw a late shift in style leadership within small-cap that bears watching.

Returns for U.S. stocks were solidly positive in spite of several challenging developments, including tariff and trade war talk, a strengthening dollar, market and economic softness in China, slower growth in Europe, and negative news out of Brazil and Argentina.

To varying degrees, all of these developments conspired to make the last weeks of June 2018 by far the most volatile of the entire second quarter.

And while results for the major domestic stock indices were positive in the face of the late downward pressure, most international indexes slipped deeper into correction mode during the second quarter of 2018. Indeed, the combination of a modest slowdown in international growth, rising emerging market instability, a stronger dollar, and heightened trade war concerns led investors to prefer all things domestic.

The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Performance review

For the twelve months ended July 31, 2018, Legg Mason Small-Cap Quality Value ETF generated a 20.97% return on a net asset value (“NAV”)vi basis and 20.87% based on its market price per sharevii.

The performance table shows the Fund’s total return for the twelve months ended July 31, 2018 based on its NAV and market price as of July 31, 2018. The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Indexviii, which returned 22.05% for the same period. The Fund’s broad-based market index, the Russell 2000 Index returned 18.73% over the same time frame. The Lipper Small-Cap

2	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Value Funds Category Average1 returned 13.88% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of July 31, 2018 (unaudited)
	6 months	12 months
Legg Mason Small-Cap Quality Value ETF:
$30.06 (NAV)	9.03%	20.97%*†
$30.06 (Market Price)	8.99%	20.87%*‡
Royce Small-Cap Quality Value Index	9.53%	22.05%
Russell 2000 Index	6.75%	18.73%
Lipper Small-Cap Value Funds Category Average[1]	3.81%	13.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated July 11, 2017, the gross total annual fund operating expense ratio for the Fund was 0.60%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

Q. What were the leading contributors to performance?

A. Nine of the Fund’s eleven equity sectors made positive contributions to performance in the Underlying Index for the reporting period ended July 31, 2018, with the most significant contributions coming from the Consumer Discretionary and Health Care sectors. At the industry level, health care equipment & supplies and biotech companies contributed most to performance, while specialty retail companies also made a significant contribution.

Relative to the Russell 2000 Index, the Underlying Index’s allocations to the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2018 calculated among the 299 funds for the six-month period and among the 287 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	3

Fund overview (cont’d)

Consumer Discretionary and Real Estate sectors made the largest contributions. The Underlying Index’s holdings within the Consumer Discretionary sector helped relative performance, while an underweight position in the Real Estate sector also aided relative performance.

A tilt towards micro-cap stocks and those with higher asset turnover contributed to the Fund’s relative outperformance versus the Russell 2000 Index.

Q. What were the leading detractors from performance?

A. The Telecommunication Services and Utilities sectors within the Underlying Index detracted slightly from performance at the sector level. At the industry level, commercial services & supplies, diversified telecommunication services and electric utilities detracted the most.

Relative to the Russell 2000 Index, the Industrials sector hurt results as the Industrials holdings in the Underlying Index lagged the performance of the Industrials stocks in the broad-based market index. The Telecommunication Services sector also detracted modestly from relative results as the Underlying Index’s holdings in this sector declined, while the Telecommunication Services stocks in the broad-based market index advanced.

The Fund’s relative performance was also hurt from a lower exposure to stocks with higher momentum and a higher exposure to the value factor (cheaper stocks).

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “SQLV” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Small-Cap Quality Value ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Royce & Associates, LP

August 31, 2018

RISKS: Equity securities are subject to market and price fluctuations. The Fund invests primarily in small-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. The Fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. Diversification does not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or

4	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2018 were: Industrials (17.1%), Health Care (16.7%), Consumer Discretionary (16.7%), Financials (16.6%) and Information Technology (14.4%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ii

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

[v]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are all blue-chip companies.

vi	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

viii

The Royce Small-Cap Quality Value Index is a proprietary index composed of small-cap stocks trading in the United States with relatively low valuations, high profitability and high debt coverage compared with the average of stocks in the investment universe.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July, 31, 2018, and July 31, 2017. The composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2018 and held for the six months ended July 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
9.03%	$1,000.00	$1,090.30	0.60%	$3.11	5.00%	$1,000.00	$1,021.82	0.60%	$3.01

[1]	For the six months ended July 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	7

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve months ended 7/31/18	20.97%
Inception* through 7/31/18	18.97

Cumulative total returns[1]
Inception date of 7/12/17 through 7/31/18	20.05%

Market Price
Average annual total returns[2]
Twelve months ended 7/31/18	20.87%
Inception* through 7/31/18	18.97

Cumulative total returns[2]
Inception date of 7/12/17 through 7/31/18	20.05%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These share are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investor’s returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is July 12, 2017.

8	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Historical performance

Value of $10,000 invested in

Legg Mason Small-Cap Quality Value ETF vs. Royce Small-Cap Value Index & Russell 2000 Index† — July 12, 2017 - July 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Legg Mason Small-Cap Quality Value ETF on July 12, 2017 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Royce Small-Cap Quality Value Index and the Russell 2000 Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Royce Small-Cap Quality Value Index (the “Underlying Index”) is an index composed of equity securities that meet certain criteria – lower than average valuation, higher than average profitability and higher than average debt coverage. The Underlying Index is based on a proprietary methodology created and sponsored by Royce & Associates, LP, the Fund’s subadviser. The Russell 2000 Index measures the 2000 smallest companies in the Russell 3000 Index. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	9

Schedule of investments

July 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Common Stocks — 97.0%
Consumer Discretionary — 16.7%
Auto Components — 1.7%
Cooper-Standard Holdings Inc.	181	$24,399
Tenneco Inc.	672	30,979
Tower International Inc.	610	19,703
Total Auto Components		75,081
Distributors — 0.3%
Weyco Group Inc.	434	15,125
Diversified Consumer Services — 2.8%
Adtalem Global Education Inc.	514	28,039
Cambium Learning Group, Inc.	1,041	12,346	*
Collectors Universe Inc.	836	11,286
K12 Inc.	1,206	19,730	*
Liberty Tax Inc.	1,632	16,809
Sotheby’s	397	21,085
Strayer Education Inc.	146	17,205
Total Diversified Consumer Services		126,500
Hotels, Restaurants & Leisure — 1.9%
BBX Capital Corp.	2,028	17,684
Brinker International Inc.	556	26,226
Cheesecake Factory Inc.	462	25,886
Ruth’s Hospitality Group Inc.	569	16,473
Total Hotels, Restaurants & Leisure		86,269
Household Durables — 0.8%
CSS Industries Inc.	919	14,658
La-Z-Boy Inc.	662	20,191
Total Household Durables		34,849
Internet & Direct Marketing Retail — 0.7%
Nutrisystem Inc.	494	19,760
PetMed Express Inc.	372	13,812
Total Internet & Direct Marketing Retail		33,572
Leisure Products — 0.7%
MCBC Holdings Inc.	549	13,703
Sturm Ruger & Co. Inc.	326	17,669
Total Leisure Products		31,372
Media — 2.0%
Entravision Communications Corp.	4,344	21,068
Gannett Co. Inc.	2,608	27,567

See Notes to Financial Statements.

10	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Media — continued
MSG Networks Inc., Class A Shares	959	$22,584
tronc Inc.	1,095	17,126	*
Total Media		88,345
Multiline Retail — 0.6%
Big Lots Inc.	675	29,315
Specialty Retail — 4.9%
Aaron’s Inc.	634	27,459
Buckle Inc.	905	21,765
Caleres Inc.	695	23,276
Children’s Place Inc.	168	20,647
Hibbett Sports Inc.	753	17,281
National Vision Holdings Inc.	583	23,705	*
New York & Co. Inc.	3,699	18,125	*
Sally Beauty Holdings Inc.	1,534	25,296	*
Sleep Number Corp.	588	16,752	*
Tilly’s Inc., Class A Shares	1,118	17,329
Winmark Corp.	55	8,096
Total Specialty Retail		219,731
Textiles, Apparel & Luxury Goods — 0.3%
Culp Inc.	471	11,681
Total Consumer Discretionary		751,840
Consumer Staples — 2.5%
Beverages — 0.4%
Boston Beer Co. Inc., Class A Shares	71	19,522	*
Food Products — 0.6%
Sanderson Farms Inc.	268	27,022
Household Products — 0.4%
WD-40 Co.	122	19,538
Personal Products — 0.5%
USANA Health Sciences Inc.	166	21,954	*
Tobacco — 0.6%
Vector Group Ltd.	1,482	27,343
Total Consumer Staples		115,379
Energy — 4.5%
Energy Equipment & Services — 1.3%
Cactus Inc., Class A Shares	442	14,462	*
Diamond Offshore Drilling Inc.	1,508	28,954	*
Matrix Service Co.	901	17,975	*
Total Energy Equipment & Services		61,391

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	11

Schedule of investments (cont’d)

July 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — 3.2%
Arch Coal Inc., Class A Shares	253	$21,401
Cloud Peak Energy Inc.	5,113	13,345
CONSOL Energy Inc.	757	31,514	*
CVR Energy Inc.	838	32,925
Evolution Petroleum Corp.	1,215	13,061
Hallador Energy Co.	2,061	14,448
NACCO Industries Inc., Class A Shares	491	16,203
Total Oil, Gas & Consumable Fuels		142,897
Total Energy		204,288
Financials — 16.6%
Banks — 5.8%
Arrow Financial Corp.	447	17,299
Bar Harbor Bankshares	532	15,412
Community Trust Bancorp Inc.	372	18,163
Customers Bancorp Inc.	617	15,715
Financial Institutions Inc.	508	16,103
First Financial Corp.	405	20,817
First Internet Bancorp	359	11,416
Great Southern Bancorp Inc.	315	18,601
Great Western Bancorp Inc.	575	24,064
Hanmi Financial Corp.	653	16,358
Hilltop Holdings Inc.	1,022	21,257
International Bancshares Corp.	606	26,937
Live Oak Bancshares Inc.	495	14,083
Nicolet Bankshares Inc.	255	14,114	*
Northeast Bancorp	456	9,781
Total Banks		260,120
Capital Markets — 2.9%
Cohen & Steers Inc.	561	23,500
Diamond Hill Investment Group Inc.	88	16,873
Federated Investors Inc., Class B Shares	1,191	28,822
GAMCO Investors Inc., Class A Shares	685	16,776
Waddell & Reed Financial Inc., Class A Shares	1,433	29,678
Westwood Holdings Group Inc.	282	16,460
Total Capital Markets		132,109
Consumer Finance — 1.1%
Curo Group Holdings Corp.	1,159	30,169	*
World Acceptance Corp.	184	18,383	*
Total Consumer Finance		48,552

See Notes to Financial Statements.

12	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Insurance — 3.1%
American National Insurance Co.	300	$38,697
FBL Financial Group Inc., Class A Shares	340	27,778
Genworth Financial Inc., Class A Shares	9,902	45,549
Universal Insurance Holdings Inc.	632	28,061
Total Insurance		140,085
Thrifts & Mortgage Finance — 3.7%
Dime Community Bancshares Inc.	932	16,030
FS Bancorp Inc.	170	10,433
HomeStreet Inc.	583	17,257	*
Luther Burbank Corp.	1,528	16,625
Nationstar Mortgage Holdings Inc.	1,306	22,698	*(a)
Timberland Bancorp Inc.	341	12,351
United Financial Bancorp Inc.	1,151	20,154
Walker & Dunlop Inc.	402	23,822
Washington Federal Inc.	812	27,243
Total Thrifts & Mortgage Finance		166,613
Total Financials		747,479
Health Care — 16.7%
Biotechnology — 5.0%
Acorda Therapeutics Inc.	570	14,222	*
AMAG Pharmaceuticals Inc.	879	19,382
BioSpecifics Technologies Corp.	239	10,875	*
Concert Pharmaceuticals Inc.	667	10,665
CytomX Therapeutics Inc.	499	13,144	*
Eagle Pharmaceuticals Inc.	177	14,027
Emergent BioSolutions Inc.	364	19,783
Enanta Pharmaceuticals Inc.	122	11,897
Jounce Therapeutics Inc.	1,378	9,729	*
MiMedx Group Inc.	2,301	9,779
Myriad Genetics Inc.	548	23,975	*
PDL BioPharma Inc.	8,036	20,170	*
Pieris Pharmaceuticals Inc.	1,778	9,761	*
REGENXBIO Inc.	214	15,044	*
Repligen Corp.	347	16,771
Sesen Bio Inc.	2,640	4,620	*
Total Biotechnology		223,844
Health Care Equipment & Supplies — 5.9%
AngioDynamics Inc.	789	16,680

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	13

Schedule of investments (cont’d)

July 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Health Care Equipment & Supplies — continued
Anika Therapeutics Inc.	314	$12,569	*
Atrion Corp.	26	17,888
CONMED Corp.	280	20,720
Cutera Inc.	215	8,600	*
FONAR Corp.	403	10,518	*
Heska Corp.	98	9,825
Lantheus Holdings Inc.	867	12,528
LeMaitre Vascular Inc.	335	12,060
Meridian Bioscience Inc.	1,130	17,854
Natus Medical Inc.	466	17,009
NuVasive Inc.	365	21,188
OraSure Technologies Inc.	790	13,264
Quidel Corp.	213	14,454	*
Surmodics Inc.	210	12,348	*
Tactile Systems Technology Inc.	182	8,749	*
Utah Medical Products Inc.	111	10,767
Varex Imaging Corp.	788	30,133	*
Total Health Care Equipment & Supplies		267,154
Health Care Providers & Services — 2.5%
National HealthCare Corp.	301	21,696
National Research Corp.	415	15,749
Patterson Cos Inc.	1,374	33,690
Premier Inc., Class A Shares	714	26,704	*
Tivity Health Inc.	497	16,749	*
Total Health Care Providers & Services		114,588
Health Care Technology — 0.7%
Quality Systems Inc.	1,035	20,835	*
Simulations Plus Inc.	482	8,555
Total Health Care Technology		29,390
Life Sciences Tools & Services — 1.0%
Cambrex Corp.	391	24,438	*
Luminex Corp.	557	18,860
Total Life Sciences Tools & Services		43,298
Pharmaceuticals — 1.6%
Cerecor Inc.	1,414	6,278	*
Corcept Therapeutics Inc.	747	9,808
Innoviva Inc.	1,195	16,909
Lannett Co., Inc.	1,181	15,058	*

See Notes to Financial Statements.

14	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Pharmaceuticals — continued
Opiant Pharmaceuticals Inc.	431	$6,164	*
Phibro Animal Health Corp., Class A Shares	392	18,777
Total Pharmaceuticals		72,994
Total Health Care		751,268
Industrials — 17.1%
Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings Inc.	670	22,579	*
Airlines — 0.6%
Hawaiian Holdings Inc.	656	26,306
Building Products — 0.8%
Continental Building Products Inc.	551	17,577	*
Patrick Industries Inc.	317	19,416	*
Total Building Products		36,993
Commercial Services & Supplies — 4.2%
ACCO Brands Corp.	1,714	21,939
Deluxe Corp.	406	23,925
Ennis Inc.	1,040	22,620
Heritage-Crystal Clean Inc.	704	16,966	*
Kimball International Inc.	1,027	16,586
McGrath RentCorp.	291	17,280
Pitney Bowes Inc.	3,218	28,093
Steelcase Inc., Class A Shares	1,769	24,324
VSE Corp.	346	14,913
Total Commercial Services & Supplies		186,646
Construction & Engineering — 2.3%
Comfort Systems USA Inc.	438	24,331
Construction Partners Inc.	1,323	16,193	*
Orion Group Holdings Inc.	1,887	17,304
Primoris Services Corp.	758	20,474
Tutor Perini Corp.	1,369	25,326	*
Total Construction & Engineering		103,628
Electrical Equipment — 1.4%
Atkore International Group Inc.	896	21,199	*
Generac Holdings Inc.	449	24,134	*
TPI Composites Inc.	615	18,954	*
Total Electrical Equipment		64,287
Machinery — 2.5%
Blue Bird Corp.	789	17,792	*

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	15

Schedule of investments (cont’d)

July 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Machinery — continued
Global Brass & Copper Holdings Inc.	565	$18,617
Gorman-Rupp Co.	513	19,412
Hillenbrand Inc.	542	27,208
Hurco Cos. Inc.	307	13,600
Omega Flex Inc.	184	16,980
Total Machinery		113,609
Professional Services — 2.9%
Acacia Research Corp.	3,673	13,957	*
Barrett Business Services Inc.	222	20,397
Exponent Inc.	370	18,093
Heidrick & Struggles International Inc.	443	18,119
Mistras Group Inc.	850	17,884	*
TrueBlue Inc.	828	22,398	*
WageWorks Inc.	405	21,384	*
Total Professional Services		132,232
Road & Rail — 1.3%
ArcBest Corp.	465	21,646
Hertz Global Holdings Inc.	1,606	24,459	*
USA Truck Inc.	509	11,106	*
Total Road & Rail		57,211
Trading Companies & Distributors — 0.6%
Systemax Inc.	587	26,251
Total Industrials		769,742
Information Technology — 14.4%
Communications Equipment — 2.0%
InterDigital Inc.	305	25,147
NETGEAR Inc.	330	21,731	*
Netscout Systems Inc.	881	23,611	*
Plantronics Inc.	282	19,362
Total Communications Equipment		89,851
Electronic Equipment, Instruments & Components — 3.7%
AVX Corp.	1,789	37,175
Benchmark Electronics Inc.	850	20,570
Data I/O Corp.	992	5,029	*
Electro Scientific Industries Inc.	758	13,667
ePlus Inc.	194	19,138	*
Mesa Laboratories Inc.	57	11,527
Methode Electronics Inc.	501	19,664

See Notes to Financial Statements.

16	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Park Electrochemical Corp.	806	$17,821
TTM Technologies Inc.	1,269	22,030	*
Total Electronic Equipment, Instruments & Components		166,621
Internet Software & Services — 0.8%
DHI Group Inc.	5,026	10,555	*
Shutterstock Inc.	349	16,078	*
XO Group Inc.	387	10,906	*
Total Internet Software & Services		37,539
IT Services — 3.1%
Cass Information Systems Inc.	240	16,164
Convergys Corp.	1,124	27,650
CSG Systems International Inc.	493	20,050
Hackett Group Inc.	916	16,516
Syntel Inc.	1,028	41,727	*
Unisys Corp.	1,504	19,326	*
Total IT Services		141,433
Semiconductors & Semiconductor Equipment — 3.5%
Advanced Energy Industries, Inc.	322	19,719
Ambarella Inc.	422	16,534	*
Amtech Systems Inc.	1,312	7,426	*
Cabot Microelectronics Corp.	177	21,320
Cirrus Logic Inc.	651	28,162
inTEST Corp.	1,223	8,867	*
NVE Corp.	127	13,566
Rudolph Technologies Inc.	481	13,757
SMART Global Holdings Inc.	335	10,227
Xcerra Corp.	1,100	15,664
Total Semiconductors & Semiconductor Equipment		155,242
Software — 1.3%
American Software, Inc. Class A Shares	1,046	15,648
Progress Software Corp.	481	17,696
Qualys Inc.	186	16,201	*
Zix Corp.	1,926	10,285	*
Total Software		59,830
Total Information Technology		650,516
Materials — 3.6%
Chemicals — 1.3%
Chase Corp.	134	16,549
FutureFuel Corp.	1,422	19,567
Kronos Worldwide Inc.	1,019	23,172
Total Chemicals		59,288

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	17

Schedule of investments (cont’d)

July 31, 2018

Legg Mason Small-Cap Quality Value ETF

Security		Shares	Value
Construction Materials — 0.3%
United States Lime & Minerals Inc.		159	$12,354
Metals & Mining — 2.0%
Gold Resource Corp.		1,885	12,347
SunCoke Energy Inc.		1,499	17,103	*
Warrior Met Coal Inc.		1,332	34,459
Worthington Industries Inc.		595	27,858
Total Metals & Mining			91,767
Total Materials			163,409
Real Estate — 1.2%
Real Estate Management & Development — 1.2%
Consolidated-Tomoka Land Co.		185	12,119
Marcus & Millichap Inc.		464	18,658
The RMR Group Inc., Class A Shares		253	21,960
Total Real Estate			52,737
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.9%
Cogent Communications Holdings Inc.		406	21,092
Frontier Communications Corp.		5,162	26,945
IDT Corp.		3,081	16,175
Vonage Holdings Corp.		1,644	21,060	*
Total Telecommunication Services			85,272
Utilities — 1.8%
Electric Utilities — 1.4%
MGE Energy Inc.		395	25,280
Otter Tail Corp.		478	23,135
Spark Energy, Inc., Class A Shares		1,585	13,552
Total Electric Utilities			61,967
Water Utilities — 0.4%
American States Water Co.		347	20,862
Total Utilities			82,829
Total Investments before Short-Term Investments (Cost — $4,352,038)			4,374,759

	Rate
Short-Term Investments — 1.7%
Dreyfus Treasury Cash Management, Institutional Class (Cost — $75,330)	1.813%	75,330	75,330
Total Investments — 98.7% (Cost — $4,427,368)			4,450,089
Other Assets in Excess of Liabilities — 1.3%			58,751
Total Net Assets — 100.0%			$4,508,840

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

See Notes to Financial Statements.

18	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Statement of assets and liabilities

July 31, 2018

Assets:
Investments, at value (Cost — $4,427,368)	$4,450,089
Receivable for securities sold	59,143
Dividends receivable	1,914
Total Assets	4,511,146

Liabilities:
Investment management fee payable	2,306
Total Liabilities	2,306
Total Net Assets	$4,508,840

Net Assets:
Par value (Note 5)	$2
Paid-in capital in excess of par value	4,602,346
Undistributed net investment income	22,020
Accumulated net realized gain on investments and foreign currency transactions	(138,249)
Net unrealized appreciation on investments	22,721
Total Net Assets	$4,508,840

Shares Outstanding	150,000

Net Asset Value	$30.06

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	19

Statement of operations

For the Year Ended July 31, 2018

Investment Income:
Dividends	$52,060
Interest	10
Total Investment Income	52,070

Expenses:
Investment management fee (Note 2)	18,202
Total Expenses	18,202
Net Investment Income	33,868

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	521,257
Foreign currency transactions	76
Net Realized Gain	521,333
Change in Net Unrealized Appreciation (Depreciation) From Investments	40,776
Net Gain on Investments and Foreign Currency Transactions	562,109
Increase in Net Assets From Operations	$595,977

See Notes to Financial Statements.

20	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Statements of changes in net assets

For the Year Ended July 31 and the Period Ended July 31, 2017	2018	2017[1]

Operations:
Net investment income (loss)	$33,868	$(378)
Net realized gain	521,333	13
Change in net unrealized appreciation (depreciation)	40,776	(18,055)
Increase (Decrease) in Net Assets From Operations	595,977	(18,420)

Distributions to Shareholders From (Note 1):
Net investment income	(11,000)	—
Decrease in Net Assets From Distributions to Shareholders	(11,000)	—

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (250,000 and 100,000 shares issued, respectively)	6,913,721	2,513,711
Cost of shares repurchased (200,000 and 0 shares repurchased, respectively)	(5,485,149)	—
Increase in Net Assets From Fund Share Transactions	1,428,572	2,513,711
Increase in Net Assets	2,013,549	2,495,291

Net Assets:
Beginning of year	2,495,291	—
End of year*	$4,508,840	$2,495,291
* Includes undistributed net investment income of:	$22,020	—

[1]	For the period July 12, 2017 (inception date) to July 31, 2017.

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	21

Financial highlights

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
	2018[1]	2017[1,2]

Net asset value, beginning of year	$24.95	$25.14

Income (loss) from operations:
Net investment income (loss)	0.31	(0.00)	[3]
Net realized and unrealized gain (loss)	4.91	(0.19)
Total income (loss) from operations	5.22	(0.19)

Less distributions from:
Net investment income	(0.11)	—
Total distributions	(0.11)	—

Net asset value, end of year	$30.06	$24.95
Total return, at NAV[4]	20.97%	(0.76)%

Net assets, end of year (000s)	$4,509	$2,495

Ratios to average net assets:
Gross expenses	0.60%	0.60%[5]
Net expenses	0.60	0.60	[5]
Net investment income (loss)	1.12	(0.29)	[5]

Portfolio turnover rate[6]	80%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 12, 2017 (inception date) to July 31, 2017.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

22	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Small-Cap Quality Value ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ . The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services,

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	23

Notes to financial statements (cont’d)

which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

24	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$724,781	$22,698	—	$747,479
Other common stocks	3,627,280	—	—	3,627,280
Total long-term investments	4,352,061	22,698	—	4,374,759
Short-term investments†	75,330	—	—	75,330
Total investments	$4,427,391	$22,698	—	$4,450,089

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	25

Notes to financial statements (cont’d)

dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

26	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of. among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, ‘ expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)		$(660,430)	$660,430
(b)	$(848)	848	—

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Royce & Associates, LP (“Royce”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries, and Royce is a majority-owned subsidiary, of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	27

Notes to financial statements (cont’d)

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays Royce monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay services and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$2,433,294
Sales	2,423,665

During the year ended July 31, 2018, in-kind transactions (Note 5) were as follows:

Contributions	$6,812,497
Redemptions	5,476,439
Realized gain (loss)*	696,270

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the

28	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At July 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,464,562	$248,626	$(263,099)	$(14,473)

4. Derivative instruments and hedging activities

During the year ended July 31, 2018, the Fund did not invest in derivative instruments.

5. Fund share transactions

At July 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal year ended July 31, 2017.

The tax character of distributions paid during the fiscal year ended July 31, 2018 was as follows:

2018
Distributions paid from:
Ordinary income	$11,000

As of July 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$22,020
Deferred capital losses*	(101,055)
Unrealized appreciation/(depreciation)(a)	(14,473)
Total accumulated earnings/(losses) — net	$(93,508)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	29

Notes to financial statements (cont’d)

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

30	Legg Mason Small-Cap Quality Value ETF 2018 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Legg Mason Small-Cap Quality Value ETF

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Small-Cap Quality Value ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of July 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for the period ended July 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

September 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Legg Mason Small-Cap Quality Value ETF 2018 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Small-Cap Quality Value ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

32	Legg Mason Small-Cap Quality Value ETF

Independent Trustees† (cont’d)
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Small-Cap Quality Value ETF	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

34	Legg Mason Small-Cap Quality Value ETF

Interested Trustees and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	139
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason Small-Cap Quality Value ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

36	Legg Mason Small-Cap Quality Value ETF

Additional Officers (cont’d)
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended the (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason Small-Cap Quality Value ETF	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2018:

Record date:	12/27/2017
Payable date:	12/29/2017
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

38	Legg Mason Small-Cap Quality Value ETF

Legg Mason

Small-Cap Quality Value ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Royce & Associates, LP

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective July 16, 2018, BNY became custodian and BNYMellon became transfer agent.

Transfer agent

BNYMellon Investment Servicing (US) Inc. (“BNYMellon”)*

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legg Mason Small-Cap Quality Value ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Small-Cap Quality Value ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Small-Cap Quality Value ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The Royce Small-Cap Quality Value Index (the “Underlying Index”) is created and sponsored by Royce & Associates, LP (“Royce”), the subadviser to Legg Mason Small-Cap Quality Value ETF (the “Fund”). Royce is an affiliated person of Legg Mason Partners Fund Advisor, LLC, the Fund’s manager and the Fund. The Underlying Index is the exclusive property of Royce. Legg Mason ETF Investment Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF399959 9/18 SR18-3428

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending July 31, 2017 and July 31, 2018 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in July 31, 2017 and $0 in July 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2017 and $0 in July 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2017 and $0 in July 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in July 31, 2017 and $2,773 in July 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2017 and July 31, 2018; Tax Fees were 100% and 100% for July 31, 2017 and July 31, 2018; and Other Fees were 100% and 100% for July 31, 2017 and July 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $0 in July 31, 2017 and $472,645 in July 31, 2018.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 24, 2018